Exhibit 10.20

EIGHTH LOAN MODIFICATION AGREEMENT

This Eighth Loan Modification Agreement (“Agreement”) is made as of April 15, 2014, by and among CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent”) and VERISILICON (HONG KONG) LIMITED (“Hong Kong” and together with Company and Parent, the “Borrowers” and each a “Borrower”).

Factual Background

A. Company and Parent executed a Loan and Security Agreement, a Promissory Note and other loan documents dated June 27, 2008 in favor of Bank evidencing and security a credit facility in the amount of Eight Million and No/100 Dollars ($8,000,000.00) (the “Loan”).

B. The original Revolving Maturity Date, as such term is used in the Loan and Security Agreement, was June 27, 2009.

C. Company, Parent and Bank entered into a Loan Extension Agreement With Waivers and Forbearance of Covenant Violations (“First Extension”) as of June 25, 2009 by which the Revolving Maturity Date of the Loan was extended for a period of Five (5) months to November 27, 2009 and by which Bank waived and agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement.

D. Company, Parent and Bank entered into a Second Loan Extension Agreement With Forbearance of Covenant Violations (“Second Extension”) as of December 8, 2009 by which the Revolving Maturity Date of the Loan was extended for a period of Two (2) months to January 29, 2010 and by which Bank agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement.

E. Company, Parent and Bank entered into a Third Loan Extension Agreement With Forbearance of Covenant Violations (“Third Extension”) as of January 29, 2010 by which the Revolving Maturity Date of the Loan was extended for a period of Two (2) months to April 1, 2010 and by which Bank agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement.

F. Company, Parent and Bank entered into a First Loan Modification Agreement (“First Modification”) as of April 1, 2010 by which the Revolving Maturity Date of the Loan was extended for a period of One (1) year to April 1, 2011 certain defined terms we redefined so as to affect the calculation of the Borrowing Base and other provisions of the Loan were modified.

G. Company, Parent and Bank entered into a Second Loan Modification Agreement (“Second Modification”) as of July 1, 2010 by which the Revolving Maturity Date of the Loan was modified by extending the non-formula advance, the letter of credit sublimit and certain covenants and reporting requirements.

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

H. Company, Parent and Bank entered into a Third Loan Modification Agreement (“Third Modification”) as of November 19, 2010 by which the Revolving Maturity Date of the Loan was modified, an Amended and Restated Promissory Note, which increased the stated maximum outstanding principal balance of the Loan to Ten Million and No/100 Dollars ($10,000,000.00), was executed and the loan additionally modified as provided in the Third Modification.

I. Company, Parent and Bank entered into a Fourth Loan Modification Agreement (“Fourth Modification”) as of May 27, 2011 by which the Revolving Maturity Date of the Loan was modified, an Amended and Restated Promissory Note, which increased the stated maximum outstanding principal balance of the Loan to Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00), was executed, a Bridge Loan Promissory Note in the stated maximum principal balance of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (“Bridge Loan”) was executed and the loan additionally modified as provided in the Fourth Modification.

J. Company, Parent and Bank entered into a Fourth Loan Extension Agreement (“Fourth Extension”) as of November 25, 2011 by which the Bridge Loan Maturity Date, as such term is defined in the Fourth Modification, was extended for a period of Two (2) months from November 30, 2011 to January 30, 2012.

K. Company, Parent and Bank entered into a Fifth Loan Modification Agreement (“Fifth Modification”) as of March 14, 2012 by which the Revolving Maturity Date of the Loan was modified, a $3,500,000 revolving line of credit for P/O financing as a new Facility C was added, which revolving line of credit was used to pay off an existing Bridge Loan, an Amended and Restated Promissory Note was executed, which increased the stated maximum outstanding principal balance of the Loan to Fifteen Million and No/100 Dollars ($15,000,000.00) (as the Facility B will be reduced to $1,500,000.00), add Hong Kong as a co-borrower and waived certain violations of the covenants provided for in the Loan and Security Agreement and the loan was additionally modified as provided in the Fifth Modification.

L. Company, Parent and Bank entered into a Sixth Loan Modification Agreement (“Sixth Modification”) as of August 17, 2012 by which Bank waived certain violations of the covenants provided for in the Loan and Security Agreement and the EBITDA covenant was change to become $1.00 from September 30, 2012 and thereafter subject to a $2,000,000.00 capital injection.

M. Company, Parent and Bank entered into a Fifth Loan Extension Agreement (“Fifth Extension”) as of December 27, 2012 by which the Revolving Maturity Date of the Loan was extended for a period of Two (2) months to March 1, 2013.

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

N. Company, Parent and Bank entered into a Seventh Loan Modification Agreement (“Seventh Modification”) as of April 15, 2013 by which Bank agreed to reduce the total Loan commitment to Thirteen Million and No/100 Dollars ($13,000,000.00), combine some credit facilities, amend certain financial covenants and financial reporting requirements, temporarily waive the positive EBITDA covenant and to extend the term of the Loan for one year to March 31, 2014.

O. Borrowers have now requested Bank to extend the term of the Loan for an additional thirteen months to April 30, 2015 and to waive the 2012 CPA audited annual report due date, the capital injection of Two Million and No/100 Dollars ($2,000,000.00) by April 30, 2013 and the financial covenant of having a positive net profit on December 31, 2013.

P. Bank is willing to agree to extend the term of the Loan for thirteen months to April 30, 2015, to waive the 2012 CPA audited annual report due date, the capital injection of Two Million and No/100 Dollars ($2,000,000.00) by April 30, 2013 and the financial covenant requiring positive net profit on December 31, 2013, provided the Borrowers agree to the provisions in this Agreement, the Guarantors of the Loan (Verisilicon Electronics Co., Ltd (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd. reaffirm their Guarantees, and VeriSilicon Electronics Co., Ltd. (Taiwan), a company organized under the laws of the Republic of China, and Verisilicon Microelectronics (Shanghai) Co., Ltd., a company organized under the laws of the Peoples Republic of China, the Grantors under those certain Security Agreements dated June 27, 2008 and May 27, 2011 respectively, which grant Bank a security interest in certain collateral as security for the Loan, acknowledges that the Security Agreements remain effective.

Q. As used here, the term “Loan Documents” means the Loan and Security Agreement, the Promissory Note, the Security Agreement, the Loan Extension Agreements, the Loan Modification Agreements and any other documents executed by Borrowers and other parties in connection with the Loan, as any or all of them may have been amended to date. This Agreement is a Loan Document.

Agreement

Therefore, Borrowers and Bank agree as follows:

1. Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.

2. Reaffirmation of Loan Documents. Borrowers hereby agree to pay the obligations represented by the Promissory Note; acknowledge that the Collateral described in the Loan and Security Agreement shall remain as security for the Loan; acknowledge that nothing in this Agreement shall affect the priority of the lien of the UCC-1 Financing Statements or like instruments filed with applicable governmental entities over other liens and encumbrances against the Collateral; and agree to be bound by all of the terms and conditions contained in the Loan and Security Agreement, the Promissory Note, and other Loan Documents. Borrowers acknowledge that they have no claims, offsets or defenses with respect to the payment of sums due under the

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

Promissory Note or any other Loan Document. Further, Borrowers acknowledge and agree that as expressly provided herein, this Agreement does not constitute a waiver by Bank of any of its rights under the Loan and Security Agreement, the Promissory Note or the other Loan Documents, and the events described herein, do not in any way release Borrowers from their obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Loan and Security Agreement, the Promissory Note or the other Loan Documents.

3. Extension of Revolving Maturity Date. The defined term “Revolving Maturity Date” in Section 1.1 of the Loan and Security Agreement is hereby amended as follows:

“Revolving Maturity Date” means April 30, 2015.

4. Other Loan Modifications. The Loan and Security Agreement is hereby amended as follows:

(a) New, Revised and Eliminated Defined Terms. The following defined terms shall replace the current defined terms in Section 1.1 of the Loan and Security Agreement or be added to Section 1.1 of the Loan and Security Agreement if the defined term is not already defined in Section 1.1 of the Loan and Security Agreement:

“Borrowing Base” means an amount equal to the sum of (i) eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower, including the following foreign accounts (x) Public traded companies on major stock exchanges whose financial information can be accessed online (i.e.: Semiconductor Manufacturing International Corporation (SMIC), eTron, Shinko, Daito, Hakuto, etc.), (y) PrimeSense, Robert Bosch [Note: Robert Bosch was previously referred to as Bosch Group in the Loan and Security Agreement and previous Amendments. All previous references to Bosch Group shall now mean Robert Bosch], Jeilin or other accounts with the prior approval of Bank, (ii) fifty percent of last quarter’s royalty revenue (Royalty AR income is ineligible from regular AR agings to calculate Borrowing Base) and fifty percent of eligible Purchase Orders (P/Os) (non-China turnkey only) subject to P/O Financing Sublimit. The combined Revolving Line, Separate Letter of Credit Line and P/O Financing Line are all subject to the Borrowing Base.

“Consolidated Current Ratio” means Parent’s consolidated total current assets as determined in accordance with GAAP to Parent’s consolidated total current liabilities as determined in accordance with GAAP.

“EBDA” means net profit before depreciation and amortization.

The defined term “Eligible China Accounts” shall be deleted as no Accounts from China are now eligible for the Borrowing Base.

“P/O Financing Sublimit” means the lessor of Six Million and No/100 Dollars($6,000,000.00) or Fifty percent (50%) of eligible purchase orders for non-China Turnkey orders only.

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

(b) Separate Letter of Credit Limit. Section 2.1(b)(iii) of the Loan and Security Agreement providing for the Separate Letter of Credit Limit, which is currently not to exceed One Million Five Hundred Thousand Dollars ($1,500,000), shall be amended to read:

2.1(b)(iii) Separate Letter of Credit Limit. Subject to the availability under the Revolving Line, and in reliance on the representations and warranties of Borrowers set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of a Borrower such Letters of Credit as such Borrower may request by delivering to Bank a duly executed letter of credit application on Bank’s standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed the Separate Letter of Credit Limit, and (ii) shall be deemed to constitute Advances for the purpose of calculating availability under the Revolving Line. Any drawn but unreimbursed amounts under any Letters of Credit shall be charged as Advances against the Revolving Line. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s form application and letter of credit agreement. Borrowers will pay any standard issuance and other fees that Bank notifies Borrowers it will charge for issuing and processing Letters of Credit. The Separate Letter of Credit Limit shall be subject to the Borrowing Base.

(c) Interest Rates; Payments and Calculations. Section 2.3(a) of the Loan and Security Agreement shall be amended to read:

2.3 (a) Interest Rates. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to the greater of (A) 5.75% or (B) 1.50% above the Prime Rate.

(d) Financial Statements, Reports, Certificates. Section 6.2 of the Loan and Security Agreement shall be amended to read:

6.2 Financial Statements, Reports, Certificates. Borrower shall deliver the following to Bank: (i) within twenty five (25) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement, covering Parent’s and its Subsidiaries operations during such period, provided however, if the Company becomes publicly traded, such monthly financial statements shall no longer be required; (ii) within twenty- five (25) days after the end of each calendar quarter, a company prepared consolidated balance sheet and income statement with Compliance Certificate, covering Parent’s and its Subsidiaries operations during such period, (iii) within forty (45) days after the end of each calendar quarter, a Quarterly Royalty statement with customer names, and (iv) CPA audited consolidated and consolidating financial statements of Parent and its Subsidiaries prepared in accordance with

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

GAAP, consistently applied, as soon as available, but in any event for Parent’s fiscal yearend 2013 within three hundred (300) days after the end of such fiscal year and for Parent’s fiscal yearend 2014 within one hundred twenty (120) days after the end of such fiscal year.

(a) Within twenty five (25) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings by invoice date of accounts receivable and accounts payable with supporting information.

(b) Within twenty-five (25) days after the last day of each calendar quarter, Borrower shall deliver to Bank with the quarterly financial statements, a Compliance Certificate certified as of the last day of the applicable calendar quarter and signed by a Responsible Officer in substantially the form of Exhibit D hereto; provided however, if Company becomes publicly traded in 2014, the quarterly financial statements and Compliance Certificates shall be due within sixty (60) days after the last day of each calendar quarter.

(c) Within twenty (20) days of any changes in the Chief Executive Officer, Chief Financial Officer or Chief Technology Officer of Parent.

Borrowers may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer.

(e) Financial Covenants. The Minimum Consolidated Current Ratio is amended and new financial covenants for Positive EBDA, Compensation Balance and maximum aggregate capital investment are added to Section 6.7 of the Loan and Security Agreement which shall be amended to read:

6.7 Financial Covenants. Borrower shall maintain the following financial ratios and covenants, each to be tested as of the last day of each calendar quarter or as otherwise indicated:

Minimum Consolidated Current Ratio	1.00 to 1.00 starting from June 30, 2014
Positive EBDA (Earnings Before Depreciation and Amortization)	No less than $1.00 quarterly starting from the first quarter ending 3/31/2014.
Compensation Balance with Bank	Minimum of $1,000,000.00
Maximum aggregate capital investment in real estate, machinery, equipment or any other fixed assets	Not to exceed $1,000,000.00 per fiscal year without the prior written consent of Bank

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

(f) Field Audits. The requirement for Field Audits twice a year at Borrowers’ expense shall be reduced to once a year at Borrowers’ expense after the Company becomes publicly traded.

(g) Others. The requirements that (i) the proceeds of Standby Letter of Credit from customer, if any, be used to pay down the Obligations under the Loan and Security Agreement and (ii) Accounts Receivable insurance is required upon Bank’s request shall be eliminated upon the completion by Borrowers of additional equity injection of no less than $15,000,000.00 or Company becomes publicly traded.

5. Forbearance of Covenant Violations. Bank agrees that it will not declare an Event of Default under the Loan and Security Agreement for the past violation of (i) the failure of Borrowers to provide the 2012 CPA audited consolidated financial statements of Parent and its Subsidiaries by its due date, provided however Borrowers are still obligated to provide Bank with such financial statements at their earliest available time and (ii) the existing $1.00 Net Profit covenant provided for in the Loan and Security Agreement occurring on or before December 31, 2013. In addition, Bank agrees to waive the capital injection covenant of $2,000,000.00 by April 30, 2013.

6. Conditions Precedent. Before this Agreement becomes effective and Bank becomes obligated under it, all of the following conditions shall have been satisfied at Borrowers’ sole cost and expenses in a manner acceptable to Bank in the exercise of Bank’s sole judgment:

(a) Bank shall have received such assurance as Bank may require that the validity and priority of the UCC-1 financing statements have not been and will not be impaired by this Agreement or the transactions contemplated by it.

(b) Borrowers shall have delivered to Bank the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Bank: (i) this Agreement, (ii) the Reaffirmations of Guaranty executed by Verisilicon Electronics Co., Ltd (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd., and (iii) the Acknowledgments of VeriSilicon Electronics Co., Ltd. (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd.

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

(c) Bank shall have received a covenant waiver fee in the amount of Four Thousand and No/100 Dollars ($4,000.00) and a loan fee in the amount of Fifty Two Thousand and No/100 Dollars ($52,000.00).

(d) Bank shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Bank in connection with this Agreement, including, without limitation, charges for attorneys’ fees and costs, in the amount of Two Thousand Five Hundred and No/100 Dollars ($2,500.00).

7. Condition Subsequent. After this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall continue to be satisfied at Borrowers’ sole cost and expenses in a manner acceptable to Bank in the exercise of Bank’s reasonable judgment or such failure by Borrower to comply with such conditions shall be an Event of Default under the Loan:

(a) Borrowers shall deliver to Bank, as soon as possible after this Agreement becomes effective, the original signature of any person signing this Agreement and/or the other agreements described in Section 5(b) above whose signature was only available to Bank by facsimile on the date this Agreement became effective.

(b) Borrowers shall maintain the minimum Compensation Balance with Bank covenant provided in amended Section 6.7 of the Loan and Security Agreement.

8. Borrowers’ Representations and Warranties. Borrowers represent and warrant to Bank as follows:

(a) Loan Documents. All representations and warranties made and given by Borrowers in the Loan Documents are true, accurate and correct.

(b) No Default. Except for the existing covenant violations referenced in Section 5 hereof, no Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.

(c) Collateral. Borrowers lawfully hold free and clear title to the Collateral.

(d) No Violation. Neither Borrower is in violation of, nor do the terms of this Agreement conflict with, any regulation or ordinance, any order of any court or governmental entity, or any material covenant or agreement affecting either Borrower. There are no claims, actions, proceedings or investigations pending or threatened against Borrowers except for those previously disclosed by Borrowers to Bank in writing.

(e) Financial Information. All financial information which has been and will be delivered to Bank, including all information relating to the financial condition of Borrowers, does and will fairly and accurately represent the financial condition being reported on. As of the date hereof, there has been no material adverse change in the financial condition last reported to Bank.

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

9. Miscellaneous Provisions.

(a) No Waiver; Consents. No alleged waiver by Bank shall be effective unless in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Bank to take action on account of any default of Borrowers. Consent by Bank to any act or omission by Borrowers shall not be construed as consent to any other or subsequent act or omission.

(b) Heirs, Successors and Assigns. The terms of this Agreement shall bind and benefit the heirs, legal representatives, successors and assigns of the parties; provided, however, that Borrowers may not assign this Agreement without the prior written consent of Bank. Bank shall have the right to transfer the Note to any other persons or entities without the consent of or notice to Borrowers. Without the consent of or notice to Borrowers, Bank may disclose to any prospective purchaser of any securities issued by Bank, and to any prospective or actual purchaser of any interest in the Note or any other loans made by Bank to Borrowers, any financial or other information relating to Borrowers, the Loan and Security Agreement, the Promissory Note, the Security Agreement or the Collateral.

(c) Interpretation. The language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any party. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.” Whenever Borrowers are obligated to pay or reimburse Bank for any attorneys’ fees, those fees shall include the allocated costs for services of in-house counsel.

(d) Counterparts; Validity. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of California, without regard to the choice of law rules of that State.

(e) Incorporation. This Agreement shall form a part of each Loan Document, and all references to given Loan Documents shall mean that document as hereby modified.

(f) No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of Bank under the Loan Documents. Bank reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Promissory Note.

(g) No Impairment. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the lien of the UCC-1 financing statements.

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

(h) Purpose and Effect of Bank’s Approval. Bank’s approval of any matter in connection with the Loan shall be for the sole purpose of protecting Bank’s security and rights. No such approval shall result in a waiver of any default of Borrowers except as expressly set forth therein. In no event shall Bank’s approval be a representative of any kind with regard to the matter being approved.

(i) Integration. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

NOW; THEREFORE, in consideration of the extension of the Revolving Maturity Date and the covenants, agreements, representations and warranties set forth in this Agreement, the receipt and legal sufficiency of which hereby are acknowledged, Borrowers and Bank have executed this Agreement as of the day and year first above written.

CATHAY BANK

By:	/s/ Jane Ho
Title:	JANE HO, SVP & Manager

VERISILICON, INC.

By:	/s/ Wayne Wei-Ming Dai
Title:

VERISILICON HOLDINGS CO. LTD.

By:	/s/ Wayne Wei-Ming Dai
Title:

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

VERISILICON (HONG KONG) LIMITED

By:	/s/ Wayne Wei-Ming Dai
Title:

Cathay Bank Loan Modification Agreement	Loan No. 2000056559

Cathay Bank

ACKNOWLEDGMENT OF CONTINUING SECURITY INTEREST

The Undersigned (hereinafter referred to as “Grantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of an Eighth Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of April 15, 2014 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Grantor hereby confirms and agrees that all of the terms and provisions of that certain Security Agreement dated May 27, 2011 (hereinafter referred to as the “Security Agreement”), are hereby ratified and confirmed, and shall continue in full force and effect as granting a security interest in the described collateral for all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Grantor of the Eighth Loan Modification Agreement, and Grantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Grantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Security Agreement or any agreement with the Grantor to so notify the Grantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Grantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any

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VeriSilicon, Inc.

Cathay Bank

act of any party. Bank and Grantor agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Acknowledgement of Continuing Security Interest and the Security Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated:	4/22/14	“Grantor”

VERISILICON MICROELECTRONICS (SHANGHAI) CO., LTD.

[SEAL]

		By:	/s/ Wayne Wei-Ming Dai
		Name:	Wayne Wei-Ming Dai
Title:

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VeriSilicon, Inc.

Cathay Bank

ACKNOWLEDGMENT OF CONTINUING SECURITY INTEREST

The Undersigned (hereinafter referred to as “Grantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of an Eighth Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of April 15, 2014 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Grantor hereby confirms and agrees that all of the terms and provisions of that certain Security Agreement dated June 27, 2008 (hereinafter referred to as the “Security Agreement”), are hereby ratified and confirmed, and shall continue in full force and effect as granting a security interest in the described collateral for all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Grantor of the Eighth Loan Modification Agreement, and Grantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Grantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Security Agreement or any agreement with the Grantor to so notify the Grantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Grantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any

1

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act of any party. Bank and Grantor agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Acknowledgement of Continuing Security Interest and the Security Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated:	4/22/14	“Grantor”

VERISILICON ELECTRONICS CO., LTD. (TAIWAN)

		By:	/s/ Wayne Wei-Ming Dai

Name:
Title:

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VeriSilicon, Inc.

Cathay Bank

REAFFIRMATION OF GUARANTY

The Undersigned (hereinafter referred to as “Guarantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of an Eighth Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of April 15, 2014 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Guarantor hereby confirms and agrees that all of the terms and provisions of that certain Guaranty dated May 27, 2011 (hereinafter referred to as the “Guaranty”), are hereby ratified and confirmed, and shall continue in full force and effect as the guaranty of all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Guarantor of the Eighth Loan Modification Agreement, and Guarantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Guarantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Guaranty or any agreement with the Guarantor to so notify the Guarantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Guarantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Reaffirmation of Guaranty and the Guaranty, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Reaffirmation of Guaranty and the Guaranty shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Reaffirmation of Guaranty and the Guaranty, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Reaffirmation of Guaranty and the Guaranty shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Bank and Guarantor agree that

1

VeriSilicon Inc.

Cathay Bank

in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Reaffirmation of Guaranty and the Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated:	4/22/14	“Guarantor

VERISILICON MICROELECTRONICS (SHANGHAI) CO., LTD.

[SEAL]

		By:	/s/ Wayne Wei-Ming Dai
		Name:	Wayne Wei-Ming Dai
Title:

2

VeriSilicon Inc.

Cathay Bank

REAFFIRMATION OF GUARANTY

The Undersigned (hereinafter referred to as “Guarantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of an Eighth Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of April 15, 2014 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Guarantor hereby confirms and agrees that all of the terms and provisions of that certain Guaranty dated June 27, 2008 (hereinafter referred to as the “Guaranty”), are hereby ratified and confirmed, and shall continue in full force and effect as the guaranty of all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Guarantor of the Eighth Loan Modification Agreement, and Guarantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Guarantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Guaranty or any agreement with the Guarantor to so notify the Guarantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Guarantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Reaffirmation of Guaranty and the Guaranty, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Reaffirmation of Guaranty and the Guaranty shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Reaffirmation of Guaranty and the Guaranty, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Reaffirmation of Guaranty and the Guaranty shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Bank and Guarantor agree that

1

VeriSilicon Inc.

Cathay Bank

in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Reaffirmation of Guaranty and the Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated:	4/22/14	“Guarantor

VERISILICON ELECTRONICS CO., LTD (TAIWAN)

		By:	/s/ Wayne Wei-Ming Dai

Name:
Title:

2

VeriSilicon Inc.